Acquisition of Construction Services Businesses	12 Months Ended
Dec. 31, 2014
Business Combinations [Abstract]
Acquisition of Construction Services Businesses

Note 15 – Acquisition of Construction Services Businesses

As indicated in Note 1 – Summary of Significant Accounting Policies, under Consolidation, the Company, through its subsidiaries, completed the acquisition of three privately held, affiliated construction businesses for $221 million. Previous owners of the acquired companies retained an approximate 10% interest in the Canadian subsidiaries of Centuri.

Assets acquired and liabilities assumed in the transaction were recorded, generally, at their acquisition date fair values. Transaction costs associated with the acquisition were expensed as incurred. The Company’s allocation of the purchase price was based on an evaluation of the appropriate fair values and represented management’s best estimate based on available data (including market data, data regarding customers of the acquired businesses, terms of acquisition-related agreements, analysis of historical and projected results, and other types of data). The analysis included the impacts of differences between Accounting Standards for Private Enterprises in Canada and U. S. GAAP applicable to public companies, as well as consideration of types of intangibles that were acquired, including non-competition agreements, customer relationships, trade names, and work backlog. The final purchase accounting has not yet been completed. Further refinement is expected to occur, including changes to income taxes and intangibles. However, no material changes are expected. The preliminary estimated fair values of assets acquired and liabilities assumed as of October 1, 2014, are as follows (in millions of dollars):

Cash, cash equivalents, and restricted cash	$3
Contracts receivable and other receivables	62
Property, plant and equipment	17
Other assets	17
Intangible assets	52
Goodwill	130

Total assets acquired	281
Current liabilities	39
Deferred income tax—long-term	17
Other long-term liabilities	4

Net assets acquired	$221

Acquired contracts receivable and other receivables are expected to be collected.

The preliminary allocation of the purchase price of Link-Line, W.S. Nicholls, and Brigadier was accounted for in accordance with the applicable accounting guidance. Goodwill, which is generally not deductible for tax purposes, consists of the value associated with the assembled workforce and consolidation of operations. The business of Brigadier was acquired via asset purchase. Therefore, the $4.9 million of tax-basis goodwill assigned to Brigadier is expected to be deductible for tax purposes. All other goodwill associated with the acquisition is not deductible for tax purposes. At December 31, 2014, the balance of goodwill associated with the acquisition was $125 million after consideration of changes in foreign currency adjustments. At December 31, 2014, other intangible assets totaled $48.2 million (after foreign currency adjustments of $1.9 million and approximately $1.5 million accumulated amortization). Intangible assets (as of December 2014) consist of $500,000 in non-competition agreements (net of approximately $40,000 of accumulated amortization, with a 5-year weighted-average useful life), $36.5 million in customer relationships (net of approximately $550,000 accumulated amortization, with useful lives ranging from 12 to 21 years), $10 million in trade names (net of approximately $250,000 accumulated amortization, with useful lives ranging from 4 to 20 years), and $1.2 million in work backlog (net of approximately $700,000 accumulated amortization, with an 8-month useful life). The intangible assets other than goodwill are included in Other property and investments in the Consolidated Balance Sheets. The estimated future amortization of the intangible assets acquired in the acquisition for the next five years is as follows (in thousands):

2015	$4,615
2016	3,371
2017	3,371
2018	3,123
2019	2,370

In connection with the acquisition, previous owners retained certain ownership rights, specifically, an approximate 10% stock ownership interest in the associated Canadian businesses. However, while the actual ownership interest was approximately 10% of Lynxus (Canadian operations), the terms of the underlying equity agreements include dividend participation rights equal to 3.4% of dividends declared at the level of Centuri. Additionally, these same agreements include, among other terms, the ability of the prior owners to exit their investment retained by requiring Centuri to purchase a portion of their interest (in Lynxus) commencing October 2016 and in incremental amounts each anniversary date thereafter. The shares subject to the election cumulate (if earlier elections are not made) such that 100% of their interest retained is subject to the election after September 2021. Furthermore, the equity agreements include an exchange feature such that the noncontrolling ownership interest retained by the parties, in the Canadian subsidiaries, may be convertible into shares equivalent to a 3.4% interest in Centuri (redeemable noncontrolling interest). In consideration of these circumstances and the underlying agreements, it was deemed appropriate to allocate earnings to the redeemable noncontrolling interest at an amount equivalent to approximately 3.4% of total Centuri earnings (rather than based on the actual current proportional ownership). Through this earnings allocation process, approximately 96.6% of Centuri earnings are attributable to the Company. This earnings allocation takes place before the redeemable noncontrolling interest balance, included on the balance sheet, is adjusted based on its redemption value. Adjustments to redemption value through December 31, 2014 impacted retained earnings but not current net income. See also Earnings Per Share included within Note 1, and discussion below regarding adjustment to fair value, as well as Note 16 – Construction Services Noncontrolling Interests for more information.

The unaudited pro forma consolidated financial information for fiscal 2014 and fiscal 2013 (assuming the acquisition of Link-Line, W.S. Nicholls, and Brigadier occurred as of the beginning fiscal 2013) is as follows (in thousands of dollars, except per share amounts):

	Year Ended December 31,
	2014	2013
Total operating revenues	$2,295,318	$2,203,272
Net income attributable to Southwest Gas Corporation	$149,588	$143,424
Basic earnings per share	$3.22	$3.10
Diluted earnings per share	$3.19	$3.07

Acquisition costs of $5 million that were incurred during 2014, and included in construction expenses in the Consolidated Statements of Income, were excluded from the 2014 unaudited pro forma consolidated financial information shown above and included in the 2013 amounts. No material nonrecurring pro forma adjustments directly attributable to the business combination were included in the unaudited pro forma consolidated financial information.

The pro forma financial information includes assumptions and adjustments made to incorporate various items including, but not limited to, additional interest expense and depreciation and amortization expense, and intercompany eliminations and tax effects, as appropriate. The pro forma financial information has been prepared for comparative purposes only, and is not intended to be indicative of what the Company’s results would have been had the acquisition occurred at the beginning of the periods presented or of the results which may occur in the future, for a number of reasons. These reasons include, but are not limited to, differences between the assumptions used to prepare the pro forma information, potential cost savings from operating efficiencies, and the impact of incremental costs incurred in integrating the businesses.

Actual results from Link-Line, W.S. Nicholls, and Brigadier operations included in the Consolidated Statements of Income since the date of acquisition are as follows (in thousands of dollars):

Year ended December 31, 2014
Construction revenues	$54,264
Net income attributable to Link-Line, W.S. Nicholls, and Brigadier	$1,859